UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

RED TRAIL ENERGY, LLC
(Exact name of registrant as specified in its charter)

North Dakota	000-52033	76-0742311
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 11, 3682 Highway 8 South, Richardton, North Dakota 58652
(Address of principal executive offices)

(701) 974-3308
(Registrant's telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on January 31, 2025 (the “Closing Date”) of the previously announced transaction pursuant to that certain Asset Purchase Agreement dated as of September 10, 2024 (the “Asset Purchase Agreement”) by and among Red Trail Energy, LLC (the “Company”), Gevo, Inc. (NASDAQ: GEVO) (“Parent” or “Gevo”), and its wholly owned subsidiaries, Richardton CCS, LLC (“R-CCS”) and Net-Zero Richardton, LLC (“NZ-R”), and together with R-CCS, (the “Buyers”). Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions thereof, the Buyers acquired substantially all of the assets, and assumed certain liabilities, of the Company on the terms set forth therein (such transaction, the “Asset Sale”). As a result of the Asset Sale, the Company no longer maintains operations.

Item 1.02    Termination of a Material Definitive Agreement.

Repayment of Loans

In connection with the Asset Sale, on the Closing Date, the Company terminated all commitments and repaid all amounts outstanding to its primary lender, Cornerstone Bank, including: (1) that certain $10 million promissory note evidencing a revolving loan which was originally entered into by the Company and Cornerstone Bank on January 20, 2020 which, as amended and renewed, had a maturity date of April 9, 2025 and (2) that certain $25 million dollar loan that the Company entered into on October 28, 2022, which replaced its original construction loan and carbon capture system construction loan which had a maturity date of January 31, 2032.

Also in connection with the Asset Sale, the Company terminated all commitments and repaid all amounts outstanding under the Ethanol Recovery Program Loan entered into between the Company, the Bank of North Dakota Ethanol Recovery Program and Cornerstone Bank for a principal amount of $5.41 million.

Assignment or Termination of Material Contracts

In connection with the Asset Sale, on the Closing Date, the Company either terminated or assigned several of the Company’s material contracts, as summarized below:

Assigned Contracts
The material contracts that were assigned to either NZ-R or R-CCS are described below:
•The Burlington Northern and Santa Fe Railway Company Lease of Land for Construction/Rehabilitation of Track, made as of May 12, 2003, by and between The Burlington Northern and Santa Fe Railway Company and the Company (filed as Exhibit 10.1 to the Company’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein).
•Agreement for Electric Service dated as of August 18, 2005, by and between West Plains Electric Cooperative, Inc. and the Company (filed as Exhibit 10.10 to the Company’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein).
•License Agreement between the Company and ICM, Inc. dated September 9, 2005 (filed as Exhibit 10.12 at Exhibit D to the Company’s registration statement on Form 10-12G/A-3 (000-52033) and incorporated by reference herein).
•Southwest Pipeline Project Raw Water Service Contract, executed by the Company on March 8, 2006, by the Secretary of the North Dakota State Water Commission on March 31, 2006, and by the Chairman of the Southwest Water Authority on April 2, 2006 (filed as Exhibit 10.28 to the Company’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein).
•Contract No. FY05-LI-133 dated April 26, 2006, by and between the North Dakota Industrial Commission and the Company (filed as Exhibit 10.29 to the Company’s second amended registration statement on Form 10-12G/A (000-52033) and incorporated by reference herein).
•Firm Gas Service Extension Agreement, dated June 7, 2006, by and between Montana-Dakota Utilities Co. and the Company (filed as Exhibit 10.31 to the Company’s second amended registration statement on Form 10-12G/A (000-52033) and incorporated by reference herein).
•Rainbow Gas Asset Management Agreement, dated as of September 3, 2014 (filed as Exhibit 10.32 to the Company’s Annual report on Form 10-K for the fiscal year ended September 30, 2014 (000-52033) and incorporated by reference herein).

Terminated Contracts
The material contracts that were terminated as of the Closing Date are described below:
•Member Ethanol Fuel Marketing agreement by and between the Company and RPMG, Inc dated January 1, 2008

(filed as Exhibit 10.41 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein).
•Contribution Agreement by and between the Company and Renewable Products Marketing Group, LLC dated January 1, 2008 (filed as Exhibit 10.42 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein).
•Distillers Grain Marketing Agreement by and between the Company and CHS, Inc dated March 10, 2008 (filed as Exhibit 10.44 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein).
•Amended and Restated Ethanol Marketing Agreement between RPMG, Inc. and the Company dated August 27, 2012 (filed as Exhibit 10.62 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 (000-52033) and incorporated by reference herein).
•Member Corn Oil Marketing Agreement between RPMG, Inc. and the Company dated March 21, 2012 (filed as Exhibit 10.63 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 (000-52033) and incorporated by reference herein).
•Distillers' Grain Marketing Agreement between RPMG, Inc and the Company dated October 1, 2013 (filed as Exhibit 10.31 to the Company’s Annual report on Form 10-K for the fiscal year ended September 30, 2013 (000-52033) and incorporated by reference herein).
•Promissory Note - 10 Million between the Company and Cornerstone Bank dated January 22, 2020 (filed as Exhibit 10.1 to the Company’s Quarterly report on Form 10-Q for the quarter ended December 31, 2019 and incorporated by reference herein).
•Promissory Note - 7 Million between the Company and Cornerstone Bank dated January 22, 2020 (filed as Exhibit 10.2 to the Company’s Quarterly report on Form 10-Q for the quarter ended December 31, 2019 and incorporated by reference herein).
•Commercial Security Agreement between the Company and Cornerstone Bank dated January 22, 2020 (filed as Exhibit 10.3 to the Company’s Quarterly report on Form 10-Q for the quarter ended December 31, 2019 and incorporated by reference herein).
•Business Loan Agreement between the Company and Cornerstone Bank dated January 22, 2020 (filed as Exhibit 10.4 to the Company’s Quarterly report on Form 10-Q for the quarter ended December 31, 2019 and incorporated by reference herein).
•Promissory Note - $28 million between the Company and Cornerstone Bank dated February 1, 2021 (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 (000-52033) and incorporated by reference herein).
•Promissory Note - $10 million between the Company and Cornerstone Bank dated February 1, 2021 (filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 (000-52033) and incorporated by reference herein).
•Promissory Note - $10 million between the Company and Cornerstone Bank dated April 11, 2024 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated April 18, 2024 (000-52033) and incorporated by reference herein).

The information set forth above in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company closed on the sale of substantially all of its assets for a purchase price of $210 million (subject to adjustment based on the terms of the Asset Purchase Agreement) (the “Purchase Price”) to the Buyers, which was approved by the Members of the Company at the Special Meeting of the Members held on December 5, 2024, as described in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 18, 2024.

As previously disclosed, the Company and Gevo entered into an escrow agreement pursuant to which Gevo deposited $10 million in earnest money, which was applied against the Purchase Price. In addition, pursuant to such escrow agreement, Gevo deposited on the Closing Date: (i) $1.26 million of the Purchase Price for the purposes of securing the post-closing indemnification obligations of the Company, and (ii) $5 million of the Purchase Price for purposes of securing any Purchase Price adjustments as described in the Asset Purchase Agreement.

This Item 2.01 does not purport to be a complete description of the Asset Purchase Agreement and is subject to and qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company with the SEC on September 16, 2024, and is incorporated by reference herein.

The information set forth above in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date, in connection with the Asset Sale, Ryan Weige, the Company’s Grain Merchandiser, was terminated by the Company and hired by a subsidiary of Gevo.

Additionally, Ms. Jodi Johnson, our Chief Executive Officer, was awarded $25,000 from the Company due to the closing of the Asset Sale. As of the Closing Date, Ms. Johnson’s employment agreement was terminated, however, she continues hold the position of Chief Executive Officer of the Company.

The information set forth above in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
2.1*
Asset Purchase Agreement, dated as of September 10, 2024, by and between the Company, the Buyers and Gevo (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on September 16, 2024).

104	Cover Page Interactive Data File (embedded as Inline XBRL document)

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED TRAIL ENERGY, LLC

Date: February 3, 2025	/s/ Jodi Johnson
Jodi Johnson
Chief Executive Officer